Exhibit 99.1

FROM:  P.A.M. TRANSPORTATION SERVICES, INC.
P.O. BOX 188
Tontitown, AR 72770
Larry J. Goddard
(479) 361-9111

P.A.M. TRANSPORTATION SERVICES, INC.
ANNOUNCES FILING OF S-3 SHELF REGISTRATION STATEMENT

Tontitown, Arkansas, December 4, 2009......P.A.M. Transportation Services, Inc. (NASDAQ:  PTSI) today announced that it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (“SEC”) to offer to the public from time to time in one or more offerings shares of its common stock, preferred stock, rights and warrants up to a total aggregate offering amount of $16,051,511.  The securities will be offered at prices and on terms to be determined at the time of any such offering.

In addition, under the shelf registration, if and when declared effective by the SEC, the Chairman and controlling stockholder of the Company, Matthew T. Moroun, may offer for resale to the public from time to time in one or more offerings up to 1,572,136 secondary shares of the Company’s common stock owned by him at prices and on terms to be determined at the time of any such offering.

Neither the Company nor Mr. Moroun has any present intention to offer any of the securities.

The registration statement on Form S-3 has not yet been declared effective by the SEC.  The securities may not be sold and offers to buy may not be accepted prior to the time the registration statement becomes effective.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

P.A.M. Transportation Services, Inc. is a leading truckload dry van carrier transporting general commodities throughout the continental United States, as well as in the Canadian provinces of Ontario and Quebec.  The Company also provides transportation services in Mexico through its gateways in Laredo and El Paso, Texas under agreements with Mexican carriers.

Certain information included in this document contains or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements may relate to expected future financial and operating results or events, and are thus prospective.  Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, excess capacity in the trucking industry; surplus inventories; recessionary economic cycles and downturns in customers' business cycles; increases or rapid fluctuations in fuel prices, interest rates, fuel taxes, tolls, license and registration fees; the resale value of the Company's used equipment and the price of new equipment; increases in compensation for and difficulty in attracting and retaining qualified drivers and owner-operators; increases in insurance premiums and deductible amounts relating to accident, cargo, workers' compensation, health, and other claims; unanticipated increases in the number or amount of claims for which the Company is self insured; inability of the Company to continue to secure acceptable financing arrangements; seasonal factors such as harsh weather conditions that increase operating costs; competition from trucking, rail, and intermodal competitors including reductions in rates resulting from competitive bidding; the ability to identify acceptable acquisition candidates, consummate acquisitions, and integrate acquired operations; a significant reduction in or termination of the Company's trucking service by a key customer; and other factors, including risk factors, included from time to time in filings made by the Company with the Securities and Exchange Commission.  The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

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